UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 26, 2006

(Date of earliest event reported)

Pan Pacific Retail Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-13243	33-0752457
(Commission File Number)	(IRS Employer Identification No.)

1631-B South Melrose Drive Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

(760) 727-1002

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 26, 2006, Pan Pacific Retail Properties, Inc. (the “Company”), Kimco Realty Corporation and each of the Company’s executive officers entered into letter agreements (the “Letter Agreements”) in connection with the Amended and Restated Employment Agreement dated October 29, 2001 between the Company and Stuart A. Tanz, the Amended and Restated Employment Agreement dated October 30, 2001 between the Company and Jeffrey S. Stauffer and the Employment Agreement dated October 29, 2001 between the Company and Joseph B. Tyson (collectively, the “Employment Agreements”).

Under the terms of the Letter Agreements, in connection with the anticipated closing of the transactions contemplated by the Agreement and Plan of Merger dated July 9, 2006 by and among the Company, Kimco Realty Corporation, KRC Acquisition Inc., KRC CT Acquisition Limited Partnership, KRC PC Acquisition Limited Partnership, CT Operating Partnership, L.P., and Western/Pinecreek, L.P. (the “Merger”), the parties agree that each executive officer’s employment will terminate effective as of the closing date of the Merger (the “Closing Date”). The parties further agree that the termination of employment will be treated as a resignation by the executive officer for “good reason” (as defined in the Employment Agreements) and any notice required by the executive officer is waived. The Company agrees to make lump sum cash payments of $4,352,200, $1,452,150 and $1,562,150 to Stuart A. Tanz, Jeffrey S. Stauffer and Joseph B. Tyson, respectively, on the Closing Date. The lump sum payments serve to satisfy in full all obligations of the Company to the executive officers under Sections 5.2(a) and 5.2(b) of the Employment Agreements, which Sections provide for a severance benefit payable to the executive officer and certain continued benefits following the executive officer’s termination of employment. Except as amended by the Letter Agreements, the Employment Agreements will remain in full force and effect in accordance with its terms and conditions.

The above description, which summarizes the material terms of the Letter Agreements, is not complete. Please read the full text of the Letter Agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Exhibit Description

10.1	Letter Agreement among Pan Pacific Retail Properties, Inc., Kimco Realty Corporation and Stuart A. Tanz, dated October 23, 2006.

10.2	Letter Agreement among Pan Pacific Retail Properties, Inc., Kimco Realty Corporation and Jeffrey S. Stauffer, dated October 23, 2006.

10.3	Letter Agreement among Pan Pacific Retail Properties, Inc., Kimco Realty Corporation and Joseph B. Tyson, dated October 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAN PACIFIC RETAIL PROPERTIES, INC.

Date: October 30, 2006	By:	/s/ Joseph B. Tyson
	Name:	Joseph B. Tyson
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Letter Agreement among Pan Pacific Retail Properties, Inc., Kimco Realty Corporation and Stuart A. Tanz, dated October 23, 2006.

10.2	Letter Agreement among Pan Pacific Retail Properties, Inc., Kimco Realty Corporation and Jeffrey S. Stauffer, dated October 23, 2006.

10.3	Letter Agreement among Pan Pacific Retail Properties, Inc., Kimco Realty Corporation and Joseph B. Tyson, dated October 23, 2006.